Patrick Miller President & CEO Tim Trenary Chief Financial Officer Terry Hammett Treasurer and VP Investor COMMERCIAL VEHICLE GROUP, INC. Relations DECEMBER 2018

Forward Looking Statements This presentation contains forward-looking statements that are subject to risks and uncertainties. These statements often include words such as "believe", "expect", "anticipate", "intend", "plan", "estimate", “will”, “should”, “could”, “would”, “project”, “continue”, “likely”, or similar expressions. In particular, this presentation may contain forward-looking statements about Company expectations for future periods with respect to its plans to improve financial results and to enhance shareholder value or the Company, the future of the Company’s end markets, Class 8 and Class 5-7 North America build rates, performance of the global construction and agriculture equipment business, expected cost savings, the Company’s initiatives to address customer needs, organic growth, the Company’s economic growth plans to focus on certain segments and markets and the Company’s financial position or other financial information. These statements are based on certain assumptions that the Company has made in light of its experience as well as its perspective on historical trends, current conditions, expected future developments and other factors it believes are appropriate under the circumstances. Actual results may differ materially from the anticipated results because of certain risks and uncertainties, including but not limited to: (i) general economic or business conditions affecting the markets in which the Company serves or intends to serve; (ii) the Company's ability to develop or successfully introduce new products; (iii) risks associated with conducting business in foreign countries and currencies; (iv) increased competition in the medium- and heavy-duty truck, construction, agriculture, aftermarket, military, bus and other markets; (v) the Company’s failure to complete or successfully integrate strategic acquisitions; (vi) the impact of changes in governmental regulations on the Company's customers or on the Company’s business; (vii) the loss of business from a major customer, a collection of smaller customers or the discontinuation of particular commercial vehicle platforms; (viii) security breaches and other disruptions to our information systems and/or our business; (ix) the Company’s ability to obtain future financing due to changes in the capital markets or Company’s financial position; (x) the Company’s ability to comply with the financial covenants in its debt facilities; (xi) fluctuation in interest rates relating to the Company's debt facilities; (xii) the Company’s ability to realize the benefits of its cost reduction and strategic initiatives; (xiii) a material weakness in our internal control over financial reporting which could, if not remediated, result in material misstatements in our financial statements; (xiv) volatility and cyclicality in the commercial vehicle market adversely affecting us; (xv) the geographic profile of our taxable income and changes in valuation of our deferred tax assets and liabilities impacting our effective tax rate; (xvi) changes to domestic manufacturing initiatives; (xvii) implementation of tax or other changes, by the United States or other international jurisdictions, related to products manufactured in one or more jurisdictions where we do business; and (xviii) various other risks as outlined under the heading "Risk Factors" in the Company's Annual Report on Form 10-K for fiscal year ending December 31, 2017. There can be no assurance that statements made in this presentation relating to future events will be achieved. The Company undertakes no obligation to update or revise forward-looking statements to reflect changed assumptions, the occurrence of unanticipated events or changes to future operating results over time. All subsequent written and oral forward-looking statements attributable to the Company or persons acting on behalf of the Company are expressly qualified in their entirety by such cautionary statements. Page | 2 COMMERCIAL VEHICLE GROUP, INC.

Company Overview • NASDAQ: CVGI • Global Presence : 24 Facilities / 10 Countries • Employees: 8,900 (FYE 2017) • LTM Sales: $862 M* • LTM Operating Income: $62 M* • Shares Outstanding: 31 M* • Market Cap: $215 M** * As of 9/30/18 ** As of 11/28/18 CVG is a leading supplier of a full range of cab related products and systems for the global commercial vehicle market. Additional information about the Company and its products is available at www.cvgrp.com Page | 3 COMMERCIAL VEHICLE GROUP, INC.

Products 20% 25% 42% Wire Harnesses & Interior Trim Controls 6% Seats & Seating 7% Systems Wiper Systems, Mirrors & Controls Cabs and Sleeper Boxes Page | 4 COMMERCIAL VEHICLE GROUP, INC.

2017 Sales - $755 Million Region Product End Market Customer Page | 5 COMMERCIAL VEHICLE GROUP, INC.

End Market Outlook North American Truck Market Global Construction Equipment Market • Heavy-duty truck build 325k units in 2018; . Construction continues to be supported by Higher build level expected in 2019 consumer spending and global economies . Low machine inventories and high rental • Heavy-duty truck orders exceeded 40,000 utilization have triggered demand increase units in September; Q3 2018 an all-time record number of orders; up 137% year over . Strong construction equipment build in Asia, year Europe, and North America in 2018 . Further growth projected for 2019 • Heavy-duty truck backlog 286k units at Q3 2018; further growth expected in Q4 2018 • Medium-duty truck build 270k units in 2018; up 8% year over year Heavy-Duty Truck (Class 8) Build (000’s) 325 350 256 228 27% 8% 12% 2016 2017 2018E 2019E Source: FTR Transportation Intelligence and Company estimates. . Page | 6 COMMERCIAL VEHICLE GROUP, INC.

Targets for Growth Wire Harness and Electrical Systems • Global wire assembly market expected to grow at 6.5% CAGR through 2023* • Adjacent market penetration in truck powertrain, power generation and industrial • More electronics in vehicles drives harness content Global Seating product lines • Growth in Asia – Domestic opportunities in India and China • New major customers ramping in Asia 2018-2019 • Modular product facilitates customization for various applications Interior Trim • Continued increase of composite materials in cab • Integration of electronic controls within interior trim components • Increase in sustainable materials M&A could facilitate growth *2018 Bishop Research world cable assembly report Page | 7 COMMERCIAL VEHICLE GROUP, INC.

Investments Underway • Launched facility in Thailand to support current customer growth • Two new facilities in Mexico launching early 2019 for wire harness and interior trim • Capacity expansion in Ukraine to support European wire harness growth • Continue with upgrades to digital processes across corporation • Lean Six Sigma (Operational Excellence) driving bottom line and18% Fewer engagement Sales 18% Fewer Sales 18% Fewer Sales Supporting Growth Initiatives Page | 8 COMMERCIAL VEHICLE GROUP, INC.

Summary • Strong margins • Cost discipline • Process and digital investments • Product design and development • Integrated customer relationships • Growth opportunities • Focused manufacturing capacity expansion • 2019 market outlook is positive Page | 9 COMMERCIAL VEHICLE GROUP, INC.

Finance Update COMMERCIAL VEHICLE GROUP, INC.

Financial Results Three Months Ended (Dollars in millions) September 30, 2018 2017 Sales $ 225.0 $ 198.3 Sales up 13% Gross Profit $ 32.5 $ 25.2 Margin 14.4% 12.7% SG&A $ 15.7 $ 14.1 Operating Income $ 16.5 $ 10.7 Over 50% improvement Margin 7.3% 5.4% Nearly 200 bps higher N.A. Class 8 Production 89,000 73,000 N.A. Class 5 - 7 Production 70,000 62,000 Page | 11 COMMERCIAL VEHICLE GROUP, INC.

Q3 Historical Performance • Strong end-market performance • Revenues up 46% from Q3 2016 • Reflects favorable impact of actions • Restructuring • Cost control • Cost recovery initiatives • Good pull-through on sales • 440 bps improvement from Q3 2016 Page | 12 COMMERCIAL VEHICLE GROUP, INC.

Business Segments Global Truck & Bus Three Months Ended (Dollars in millions) September 30, 2018 2017 Sales $ 146.4 $ 122.0 Gross Profit $ 20.5 $ 17.2 Margin 14.0% 14.1% SG&A $ 5.3 $ 5.5 • Sales up Operating Income $ 14.9 $ 11.4 Margin 10.2% 9.3% • Cost discipline in rising sales environment Global Construction & Agriculture Three Months Ended (Dollars in millions) September 30, 2018 2017 • Improved OIM Sales $ 82.8 $ 79.6 Gross Profit $ 12.2 $ 8.3 Margin 14.7% 10.5% SG&A $ 4.6 $ 4.2 Operating Income $ 7.6 $ 4.1 Margin 9.1% 5.2% Page | 13 COMMERCIAL VEHICLE GROUP, INC.

Capital Structure LTM LTM (Dollars in millions) Q3 2017 Q3 2018 Term Loan Principal Balance $ 170 Debt $ 174 $ 170 Interest Rate LIBOR + 600 Less: Cash 50 58 Maturity April 2023 Net Debt $ 124 $ 112 Interest Rate Swap $ 80 EBITDA $ 44 $ 78 Interest Rate 8.07% Maturity April 2022 Gross Leverage 3.95 x 2.18 x Net Leverage 2.82 x 1.44 x Asset Based Credit Facility Commitment $ 65 Amount Borrowed $ 0 Liquidity: Letters of Credit $ 2 Cash $ 58 Availability $ 63 ABL Borrowing Base 65 Accordion $ 40 Less: LOC (2) Liquidity $ 121 Agency Ratings Moody's B2 / Stable S&P B / Stable Capital Allocation: 1.) liquidity 2.) growth 3.) de-leverage 4.) return capital to shareholders See appendix for reconciliation of GAAP to non-GAAP financial measures Page | 14 COMMERCIAL VEHICLE GROUP, INC.

Appendix GAAP to NON-GAAP Reconciliation COMMERCIAL VEHICLE GROUP, INC.

GAAP to Non-GAAP Reconciliation EBITDA Reconciliation LTM (Dollars in millions) Q3 2018 Net Income $ 28.4 Interest Expense 12.6 Tax Provision 21.2 Depreciation 14.4 Amortization 1.3 EBITDA $ 77.9 Page | 16 COMMERCIAL VEHICLE GROUP, INC.